SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) July 27, 2006
AUTONATION, INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 S.E. 6th Street
Ft. Lauderdale, Florida 33301
(Address Of Principal Executive Offices, Including Zip Code)
Registrant’s Telephone Number, Including Area Code (954) 769-6000
(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 27, 2006, AutoNation, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2006. A copy of the press release and related quarterly financial data supplement is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Press Release dated July 27, 2006 issued by AutoNation, Inc. and Related Quarterly Financial Data Supplement for the quarter ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)
By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Dated: July 27, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated July 27, 2006 issued by AutoNation, Inc. and Related Quarterly Financial Data Supplement for the quarter ended June 30, 2006.

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